Power Efficiency Corporation

Exhibit 99.1

Press Release dated as of December 4, 2017

Power Efficiency Corporation Provides Updates on Business Activities, Retains Investment Bank and Other Events

GREENVALE, NY / ACCESSWIRE / December 4, 2017 / Power Efficiency Corporation (OTC PINK: PEFF) ("PEC" or "the Company") embarked in 2016 in a new business line to provide comprehensive one-stop solutions to the grid stability problems and take advantage of large and actively growing market opportunity for energy storage. PEC intends to continue its efforts to engage in the energy power management business and offer solutions to grid operators, utilities, and Commercial and Industrial (C&I) customers with a focus on renewable Distributed Energy Resources (DER) and Battery Energy Storage Systems (BESS) for grid balancing services to the Independent System Operators (ISOs); load shifting for utilities; energy management through storage for C&I customers; and microgrids for energy security.

BQDM Program Update

In 2016 PEC announced that it was a successful bidder in Con Edison's Brooklyn Queens Demand Management ("BQDM") program for 2017 and 2018 and had partnered with Generate Capital to source projects and obtain financing for such activities. PEC and its initial project and financing partner, Generate Capital, recently determined to terminate their relationship.

As previously announced, PEC was unable to identify sites to satisfy BQDM program requirements for the summer of 2017. PEC's original contract with Consolidated Edison required that PEC and its partner deliver 4 megawatts of energy savings in the summer of 2017 and an additional 8 megawatts of energy savings in 2018. PEC has diligently been seeking sites to meet the requirements for 2018 and despite several unsuccessful negotiations has yet to engage for 2018. Consolidated Edison had earlier terminated PEC's participation and drew upon a previously placed letter of credit, which served as security for PEC's obligations under the program. The Company is continuing in its pursuit to meet the 2018 requirements, but if unsuccessful will focus on 2019 and beyond for other energy management programs.

Scott Caputo, PEC's President and COO, stated, "We had lined up several large, high-profile project sites in the BQDM zone and came close to locking something in for 2018. Unfortunately, time and process requirements worked against but we continue to look for acceptable sites. We are also hearing from our partners and market participants that there are shortages and delays in obtaining batteries suitable for these projects. We have strong and loyal financial and strategic partners willing to work with us going forward, so based on the foundations already set, we will pursue opportunities for 2019 and future years."

Other Energy Management Projects

PEC has executed a non-binding term sheet for an option to purchase the development rights from New Jersey Energy Storage Project One, LLC for a 20 MW battery energy storage (BESS) project located in Bloomsbury, NJ. The system will be used to provide frequency regulation services to PJM Interconnection. Under the option agreement, PEC must enter into a definitive agreement with Project One in December 2017, unless the parties extend the timeframe, provide funding of certain start-up costs related to the project, enter into a mutually acceptable lease agreement with the property owner. As presently contemplated, the project will utilize lithium-ion battery technology. The project is anticipated to start in late 2018 or early 2019 once interconnection and all government approvals are obtained. PEC is presently working with its financial advisor partners and project partners to fully fund the project.

Scott Caputo commented, "We are pleased to have the opportunity to develop this former industrial site which has an excellent electrical infrastructure, and we look forward to entering the PJM wholesale energy marketplace. The PJM market for ancillary services has been in a state of flux in the last couple of years but is now better defined and lower risk."

Other Business Opportunities

PEC is actively seeking strategic partnerships or acquisitions with similar energy management related businesses in order to expand our potential operations and expand into other markets for BESS and demand energy management projects. There can be no assurances that we would be successful in such efforts to acquire other businesses, or that any such acquisitions or joint ventures would be on terms favorable to our existing shareholders.

Update on SEC Reporting Requirements

Power Efficiency Corporation is continuing to work towards becoming a fully reporting company with the SEC under the Securities and Exchange Act of 1934. The company originally filed a Form 10 registration statement on August 11, 2016. Under SEC rules, the Form 10 became effective 60 days thereafter (October 10, 2016), however, the Company must update the Form 10 filing with an updated business description and more recent financial statements, as well as to respond to SEC comments received with respect to the original filing. Management has been focused primarily on sourcing and developing energy projects and obtain third-party funding during the last year. The Company is working with its auditors and counsel to refile its Form 10 in response to SEC comments and to make the delinquent filings within the next 45 to 60 days.

PEC Retains Financial Advisor

PEC recently retained a boutique investment bank, which specializes in representing small and mid-cap companies to assist them with general financial advisory services, financing for their general capital needs and for project financing. Neither PEC nor the investment bank are currently engaged in an offering of securities. There can be no assurance that such efforts will be completed or the terms upon which any such financing will be favorable to PEC. It is expected that any financing that may be undertaken will be dilutive to existing stockholders.

About Power Efficiency Corporation

Power Efficiency Corporation (PEC) is a start-up venture, which intends to become a comprehensive one-stop solution to address grid stability problems in the energy market and take advantage of the large and actively growing market opportunity for energy storage and demand management. PEC offers solutions to grid operators, utilities, and Commercial and Industrial (C&I) customers. Our focus is on renewable Distributed Energy Resources (DER) and Battery Energy Storage Systems (BESS) for grid balancing services to the Independent System Operators (ISOs); load shifting for utilities; energy management through storage and standby generator input for C&I customers; and microgrids for energy security. We intend to build or own or partner with third parties on energy-related projects, partner with existing grid participants to take advantage of demand management programs, enter joint ventures and operate electric energy facilities to develop a portfolio of income-producing projects.

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Forward-Looking Statements

In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There can be no assurance that PEC's current efforts under the BQDM program or its efforts to develop the Bloomsbury, NJ site for 20 megawatts will be successful. There are numerous financing and regulatory and timing hurdles involved with any project, and PEC does not have its own capital necessary to satisfy the financing needs to complete these projects at this time and will have to obtain financing through third parties, of which there can be no assurance. While any forward-looking statements represent our judgments and future expectations concerning our business, several risks, uncertainties, and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: difficult economic conditions, the possibility of increased or adverse government regulation, the highly competitive landscape to source and locate energy management projects that will be economically viable, the high cost of purchasing battery equipment, and the risk that we may be unable to obtain necessary capital investment and financing to install generator and battery storage systems and otherwise complete projects, and other risks and uncertainties. As a result, these forward-looking statements may turn out to be incorrect. We are under no obligation to (and expressly disclaim any obligation to) update or alter these forward-looking statements whether as a result of new information, future events or otherwise. Such forward-looking statements by definition involve risks, uncertainties and other factors, which may cause the actual results, performance or achievements of Power Efficiency Corporation to be materially different from the statements made herein.

Contact Information:

Contact

Power Efficiency Corp.

Scott Caputo

President and COO

info@peffcorp.com

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